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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

Graham Corporation

We consent to the incorporation by reference in Registration Statement No.'s 2-83432, 2-82275, 33-82432, 333-00401 and Post- Effective Amendment No. 1 to
Registration Statement No. 33-82432 of Graham Corporation and subsidiaries on Forms S-3 and S-8 of our reports dated February 24, 1997, appearing in this Annual Report on Form 10-K of Graham Corporation and subsidiaries for the year ended December 31, 1996.

Deloitte & Touche LLP
Rochester, New York
March 26, 1997



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